Filed under Rule 497(e)

Registration No. 002-83631

VALIC COMPANY I

Supplement to the Statement of Additional Information (“SAI”)

dated October 1, 2014, as supplemented to date

Under the heading PORTFOLIO MANAGERS, under the section Other Accounts with regard to SunAmerica Asset Management, LLC (“SAAMCo”) the chart is revised to delete Kara Murphy, Timothy Pettee and Timothy Campion; with regard to Templeton Global Advisors Limited (“Templeton Global”) the chart is revised to delete Lisa Myers; with regard to Invesco Advisers, Inc. the chart is revised to delete Jason Holzer and Shuxin Cao; and with regard to SAAMCo, Templeton Global and American Century Investment Management Inc. (“American Century”) the chart is supplemented as follows:

Portfolio	Advisers/ Subadviser	Portfolio Managers	Other Accounts
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets (in $ millions)	No. of Accounts	Total Assets (in $millions)	No. of Accounts	Total Assets (in $millions)
Dynamic Allocation Fund	SAAMCo	Loeffler, Douglas†	0	$0	0	$0	0	$0
Foreign Value Fund	Templeton Global	Arnold, Heather†	4	$31,160.9	9	$3,608.6	16	$2,498.7
International Growth Fund	American Century	Gendelman, James G.*	4	$3,328	11	$2,461	14	$2,284

†	As of March 31, 2015.

*	As of April 30, 2015

Date:    May 1, 2015